                        SEMIANNUAL REPORT / APRIL 30 2001

                                AIM CHARTER FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                          FULL SAIL BY JAMES G. TYLER

            THIS BOAT WITH BILLOWING SAILS DEPICTS CONFIDENCE AND A

            SENSE OF PURPOSE AND DIRECTION AS IT PRESSES ON THROUGH

              EVER-CHANGING SEAS TO REACH ITS DESTINATION. IN THE

               SAME WAY, AIM CHARTER FUND MAINTAINS A DISCIPLINED

                      INVESTMENT COURSE TO REACH ITS GOAL.

                     -------------------------------------

AIM Charter Fund is for shareholders who seek growth of capital with a secondary objective of current income.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period (including sales charges) are as follows: Class A shares, one year, -29.32%; five years, 11.07%; 10 years, 11.97%; inception (11/26/68), 13.28%.
    Class B shares, one year, -29.23%; five years, 11.23%; inception (6/26/95), 12.94%. Class C shares, one year, -26.42%; inception (8/4/97), 5.84%. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were: Class A shares, one year, -40.82%; five years, 9.18%; 10 years, 10.65%; inception (11/26/68), 12.93%. Class B shares, one year, -40.75%; five years, 9.31%; inception (6/26/95), 11.01%. Class C shares, one year, -38.41%; inception (8/4/97), 2.85%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 1000 Stock Index represents the performance of the stocks of large-capitalization companies. The Growth segment of this index includes companies with higher price/book ratios and forecasted growth values, while the Value segment includes companies with lower price/book ratios and forecasted growth values.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                                AIM CHARTER FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                         What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                         During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                                AIM CHARTER FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


TOUGH SAILING FOR FUND AS MARKETS SINK

HOW DID AIM CHARTER FUND PERFORM DURING THE REPORTING PERIOD?
Investor concern about the slowing economy and declining corporate earnings growth led most major stock-market indexes to plunge for nearly all of the reporting period. Large-cap growth stocks, such as those in which the fund invests, were hit the hardest.
    Consequently, the fund felt the brunt of the market's downturn. For the six months ended April 30, 2001, the fund posted total returns of -22.59% for Class A shares, -22.88% for Class B shares and -22.87% for Class C shares. (These returns are at net asset value, which does not include sales charges.)
    However, a series of interest-rate cuts by the Federal Reserve Board (the
Fed) helped spark a market upturn in April. Led by renewed optimism in equity markets and growth stocks, the fund showed improved performance for the month, with Class A, Class B and Class C shares posting total returns of 11.65%, 11.49% and 11.55%, respectively, excluding sales charges.

WHAT WAS THE MARKET ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
When the reporting period began, stocks were already struggling because of concerns about earnings. Uncertainty about the outcome of the presidential election exacerbated the market malaise, and even the resolution of the election controversy failed to produce a sustained stock-market rally.
    Market performance improved somewhat with the first in a series of Fed interest-rate cuts in January. Investors rushed to buy stocks that had fallen drastically in price during the severe market sell-off late in 2000. Technology stocks, badly beaten up in 2000, led the market in January.
    Nonetheless, investor concerns about corporate profitability again became paramount in February and March, once more sending market indexes tumbling, as a string of high-profile companies issued earnings warnings. Slowing economic growth and rising energy and labor costs undermined corporate profits, and global competition hindered companies from raising prices for their products and services.
    Technology stocks, which led the market upward in January, led it downward in February and March. Eventually, the sell-off affected nearly every market sector. After disappointing investors with a less-than-hoped-for rate cut in March, the Fed unexpectedly cut interest rates again in April, sparking a market upturn. Even so, investors remained concerned about the economy and corporate earnings prospects, and the market rally was tentative.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We invest in stocks that we expect to experience strong long-term growth because AIM has found that this earnings-momentum strategy can provide strong long-term growth for shareholders. Unfortunately, value stocks outperformed growth stocks for most of the reporting period, continuing a trend that began in 2000; demonstrating this trend, the Russell 1000 Value Index had a return of -0.14% for the six-month reporting period, while the Russell 1000 Growth Index had a return of -26.43%.
    The performance of growth stocks particularly suffered because many investors believed that such stocks (particularly technology issues) were overvalued and sought more reasonably priced stocks. This had a negative effect on the fund. But the performance of these stocks improved noticeably in April, which was reflected in the fund's improved performance for the month.

                         -----------------------------

                          ...VALUE STOCKS OUTPERFORMED

                            GROWTH STOCKS FOR MOST OF

                        THE REPORTING PERIOD, CONTINUING

                           A TREND THAT BEGAN IN 2000.

                         -----------------------------


--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                                AIM CHARTER FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets
NUMBER OF HOLDINGS   71


===============================================================================================================
TOP 10 EQUITY HOLDINGS                                      TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd. (Bermuda)  4.89%                 1. Financial (Diversified)                 12.93%

 2. General Electric Co.               4.79                  2. Health Care                              8.40
                                                                (Drugs-Major Pharmaceuticals)

 3. J.P. Morgan Chase & Co.            4.74                  3. Investment Banking/Brokerage             6.68

 4. Pfizer Inc.                        4.12                  4. Computers (Software & Services)          6.33

 5. Target Corp.                       3.93                  5. Electronics (Semiconductors)             6.00

 6. AOL Time Warner Inc.               3.92                  6. Manufacturing (Diversified)              5.59

 7. Citigroup Inc.                     3.81                  7. Electrical Equipment                     4.79

 8. Morgan Stanley Dean Witter & Co.   3.23                  8. Communications Equipment                 3.95

 9. American International Group, Inc. 3.17                  9. Retail (General Merchandise)             3.93

10. American Express Co.               2.40                 10. Entertainment                            3.92

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

===============================================================================================================

HOW DID SECTOR PERFORMANCE AFFECT THE FUND?
The fund's top sector weightings at the close of the reporting period were financials, technology and health care. While we continued to find technology companies with good long-term growth prospects, the entire sector struggled throughout the reporting period, which hurt the fund's performance.
    Financial and health-care stocks performed well early in the reporting period as investors moved into sectors that are perceived as more defensive and earnings-certain. This particularly helped the fund while tech stocks continued to plummet. Energy and utility stocks, in which the fund had small weightings, also performed well during this time.
    The opening months of 2001 were a different story, when most market sectors fell along with the broad market. And as the reporting period closed, consumer-cyclical stocks (such as retailers, advertising and broadcast companies), in which we had a small weighting, were the best performers.

WHAT STOCKS PERFORMED WELL FOR THE FUND?
Retailer Target continued to show strong sales growth despite the slowdown in U.S. consumer spending, and its stock responded in kind, benefiting the fund. Best known for its namesake discount chain, the company also operates Mervyn's and Marshall Field's stores.
   American International Group (AIG), the world's largest insurer and a top fund holding, reported a 15% rise in its net income over the previous year. AIG said that its commercial property/casualty and overseas life insurance businesses both performed strongly.
   Despite the pullback of health-care stocks, fund holding Pfizer continued its run of excellent performance, reporting a 35% jump in first-quarter earnings over the previous year. The drug giant expects its annual earnings to climb 25% in the next two years.

WHAT WERE CONDITIONS LIKE AS THE REPORTING PERIOD CLOSED?
Despite April's stock-market rally, investors continued to be cautious as unemployment crept higher and consumer confidence edged lower. Although investors and analysts both agreed that financial markets would continue to be choppy, there was renewed optimism that the worst of the markets' slump may be over.
   While inflation remains low, the Fed is ever diligent in watching to see if more stimulus will be needed to jump-start the sagging U.S. economy. Fed rate cuts have historically had a positive impact on markets, though the effects often do not appear for months as the cuts trickle down through the economy.
   Still, market watchers are keeping a close eye on earnings to find some indication as to whether more hard-hit companies are on their way back up. Despite the market's short-term fluctuations, over the long term we believe that the market will reward those stocks that deliver consistent earnings growth.

                     -------------------------------------

                        ...OVER THE LONG TERM WE BELIEVE

                       THAT THE MARKET WILL REWARD THOSE

                         STOCKS THAT DELIVER CONSISTENT

                                EARNINGS GROWTH.

                     -------------------------------------


          See important fund and index disclosures inside front cover.

                                AIM CHARTER FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark o AMVESCAP National Trust Company

                                AIM CHARTER FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC STOCKS AND OTHER EQUITY
  INTERESTS-87.74%

BANKS (MAJOR REGIONAL)-1.06%

Bank of New York Co., Inc. (The)     1,500,000   $   75,300,000
===============================================================

BEVERAGES (ALCOHOLIC)-0.45%

Anheuser-Busch Cos., Inc.              800,000       31,992,000
===============================================================

BIOTECHNOLOGY-0.67%

Amgen Inc.(a)                          775,000       47,383,500
===============================================================

COMMUNICATIONS EQUIPMENT-2.00%

Comverse Technology, Inc.(a)         1,600,000      109,600,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,500,000       32,070,000
===============================================================
                                                    141,670,000
===============================================================

COMPUTERS (HARDWARE)-0.80%

Compaq Computer Corp.                2,000,000       35,000,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,250,000       21,400,000
===============================================================
                                                     56,400,000
===============================================================

COMPUTERS (NETWORKING)-2.03%

Cisco Systems, Inc.(a)               5,885,100       99,928,998
---------------------------------------------------------------
Juniper Networks, Inc.(a)              750,000       44,272,500
===============================================================
                                                    144,201,498
===============================================================

COMPUTERS (PERIPHERALS)-1.52%

Brocade Communications Systems,
  Inc.(a)                              750,000       28,492,500
---------------------------------------------------------------
EMC Corp.(a)                         2,000,000       79,200,000
===============================================================
                                                    107,692,500
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-5.23%

Microsoft Corp.(a)                   2,500,000      169,375,000
---------------------------------------------------------------
Oracle Corp.(a)                      6,000,000       96,960,000
---------------------------------------------------------------
VERITAS Software Corp.(a)            1,750,000      104,317,500
===============================================================
                                                    370,652,500
===============================================================

ELECTRIC COMPANIES-0.96%

Edison International(a)              3,250,000       32,012,500
---------------------------------------------------------------
PG&E Corp.(a)                        4,000,000       35,880,000
===============================================================
                                                     67,892,500
===============================================================

ELECTRICAL EQUIPMENT-4.79%

General Electric Co.                 7,000,000      339,710,000
===============================================================

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS
  (SEMICONDUCTORS)-3.84%

Analog Devices, Inc.(a)              1,500,000   $   70,965,000
---------------------------------------------------------------
Intel Corp.                          1,150,000       35,546,500
---------------------------------------------------------------
Linear Technology Corp.                800,000       38,432,000
---------------------------------------------------------------
Texas Instruments Inc.               1,600,000       61,920,000
---------------------------------------------------------------
Xilinx, Inc.(a)                      1,375,000       65,271,250
===============================================================
                                                    272,134,750
===============================================================

ENTERTAINMENT-3.92%

AOL Time Warner Inc.(a)              5,500,000      277,750,000
===============================================================

EQUIPMENT (SEMICONDUCTOR)-3.48%

Applied Materials, Inc.(a)           2,250,000      122,850,000
---------------------------------------------------------------
KLA-Tencor Corp.(a)                  1,250,000       68,700,000
---------------------------------------------------------------
Teradyne, Inc.(a)                    1,400,000       55,300,000
===============================================================
                                                    246,850,000
===============================================================

FINANCIAL (DIVERSIFIED)-12.93%

American Express Co.                 4,000,000      169,760,000
---------------------------------------------------------------
Citigroup Inc.                       5,500,000      270,325,000
---------------------------------------------------------------
Freddie Mac                          1,500,000       98,700,000
---------------------------------------------------------------
J.P. Morgan Chase & Co.              7,000,000      335,860,000
---------------------------------------------------------------
State Street Corp.                     400,000       41,512,000
===============================================================
                                                    916,157,000
===============================================================

FOODS-0.96%

Quaker Oats Co. (The)                  700,000       67,900,000
===============================================================

HEALTH CARE (DIVERSIFIED)-2.04%

American Home Products Corp.         2,500,000      144,375,000
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-8.40%

Allergan, Inc.                         900,000       68,400,000
---------------------------------------------------------------
Pfizer Inc.                          6,750,000      292,275,000
---------------------------------------------------------------
Pharmacia Corp.                      2,500,000      130,650,000
---------------------------------------------------------------
Pharmacia Corp.-$2.60 Conv. Pfd.
  ACES (Cost $43,803,510)(e)         1,000,000       46,160,000
---------------------------------------------------------------
Schering-Plough Corp.                1,500,000       57,810,000
===============================================================
                                                    595,295,000
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.76%

Health Management Associates,
  Inc.-Class A(a)                   3,000,000       53,760,000
===============================================================

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (MANAGED CARE)-2.45%

CIGNA Corp.                            400,000   $   42,680,000
---------------------------------------------------------------
UnitedHealth Group Inc.              2,000,000      130,960,000
===============================================================
                                                    173,640,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.63%

Medtronic, Inc.                      1,000,000       44,600,000
===============================================================

INSURANCE (MULTI-LINE)-3.17%

American International Group,
  Inc.                               2,750,000      224,950,000
===============================================================

INSURANCE BROKERS-1.02%

Marsh & McLennan Cos., Inc.            750,000       72,330,000
===============================================================

INVESTMENT
  BANKING/BROKERAGE-6.68%

Goldman Sachs Group, Inc. (The)      1,000,000       91,100,000
---------------------------------------------------------------
Merrill Lynch & Co., Inc.            2,000,000      123,400,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.     3,650,000      229,183,500
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         1,500,000       29,700,000
===============================================================
                                                    473,383,500
===============================================================

INVESTMENT MANAGEMENT-1.04%

Stilwell Financial, Inc.             2,500,000       73,675,000
===============================================================

MANUFACTURING (DIVERSIFIED)-0.69%

Honeywell International Inc.         1,000,000       48,880,000
===============================================================

NATURAL GAS-2.52%

Dynegy Inc.-Class A                  2,000,000      115,700,000
---------------------------------------------------------------
Enron Corp.                          1,000,000       62,720,000
===============================================================
                                                    178,420,000
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-1.92%

Transocean Sedco Forex Inc.          2,500,000      135,700,000
===============================================================

OIL (INTERNATIONAL
  INTEGRATED)-2.00%

Exxon Mobil Corp.                    1,600,000      141,760,000
===============================================================

POWER PRODUCERS
  (INDEPENDENT)-1.21%

Calpine Corp.(a)                     1,500,000       85,485,000
===============================================================

RETAIL (BUILDING SUPPLIES)-0.83%

Home Depot, Inc. (The)               1,250,000       58,875,000
===============================================================

RETAIL (DEPARTMENT STORES)-0.86%

Kohl's Corp.(a)                      1,000,000       61,060,000
===============================================================

RETAIL (DRUG STORES)-1.36%

Walgreen Co.                         2,250,000       96,255,000
===============================================================

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL
  MERCHANDISE)-3.93%

Target Corp.                         7,250,000   $  278,762,500
===============================================================

RETAIL (SPECIALTY-APPAREL)-0.78%

Gap, Inc. (The)                      2,000,000       55,420,000
===============================================================

SERVICES
  (ADVERTISING/MARKETING)-0.31%

Interpublic Group of Companies,
  Inc. (The)                           650,800       22,094,660
===============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.50%

Cendant Corp.(a)                     2,000,000       35,480,000
===============================================================
    Total Domestic Stocks & Other
      Equity Interests (Cost
      $5,046,243,532)                             6,217,886,908
===============================================================

FOREIGN STOCKS-9.53%

BERMUDA-4.90%

Tyco International Ltd.
  (Manufacturing- Diversified)       6,500,000      346,905,000
===============================================================

CANADA-3.05%

BioChem Pharma, Inc.
  (Biotechnology)(a)                    56,100        1,775,565
---------------------------------------------------------------
Celestica Inc. (Electronics-
  Semiconductors)(a)                 3,000,000      153,300,000
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)         4,000,000       61,200,000
===============================================================
                                                    216,275,565
===============================================================

FINLAND-1.09%

Nokia Oyj-ADR (Communications
  Equipment)                         2,250,000       76,927,500
===============================================================

UNITED KINGDOM-0.49%

Shire Pharmaceuticals Group
  PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       700,000       34,930,000
===============================================================
    Total Foreign Stocks (Cost
      $550,001,538)                                 675,038,065
===============================================================
                                    PRINCIPAL
                                     AMOUNT
CONVERTIBLE NOTES-1.25%

COMPUTERS (HARDWARE)-0.15%

Candescent Technologies Corp.,
  Sr. Conv. Unsec. Gtd. Sub.
  Deb.,
  8.00%, 05/01/03 (Acquired
  03/07/00-04/19/01; Cost
  $10,476,000)(b)(c)               $17,900,000        3,222,000
---------------------------------------------------------------
  8.00%, 05/01/03 (Acquired
  04/17/98-04/19/01; Cost
  $37,053,750)(b)(c)                42,800,000        7,704,000
===============================================================
                                                     10,926,000
===============================================================

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-1.10%

VERITAS Software Corp., Conv.
  Unsec. Notes, 5.25%, 11/01/04    $12,500,000   $   77,976,625
===============================================================
    Total Convertible Notes (Cost
      $64,152,068)                                   88,902,625
===============================================================
                                     SHARES
MONEY MARKET FUNDS-1.10%

STIC Liquid Assets Portfolio(d)     39,153,354       39,153,354
---------------------------------------------------------------
STIC Prime Portfolio(d)             39,153,354       39,153,354
===============================================================
    Total Money Market Funds
      (Cost $78,306,708)                             78,306,708
===============================================================

                                                     MARKET
                                     SHARES          VALUE
TOTAL INVESTMENTS-99.62% (Cost
  $5,738,703,846)                                $7,060,134,306
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.38%                                  26,808,046
===============================================================
NET ASSETS-100.00%                               $7,086,942,352
_______________________________________________________________
===============================================================

Investment Abbreviations:


 ACES    - Adjustable Conversion Rate Equity Security

 ADR     - American Depositary Receipt

 Conv.   - Convertible

 Deb.    - Debentures

 Gtd.    - Guaranteed

 Pfd.    - Preferred

 Sr.     - Senior

 Sub.    - Subordinated

 Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 04/30/01 was $10,926,000, which represented 0.15% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) Adjustable Conversion-Rate Equity Security units convertible into shares of the common stock at a rate determined by the value of the common stock.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $5,738,703,846)*                             $7,060,134,306
-------------------------------------------------------------
Receivables for:
  Investments sold                                 61,684,835
-------------------------------------------------------------
  Fund shares sold                                  7,231,544
-------------------------------------------------------------
  Dividends and interest                            4,872,468
-------------------------------------------------------------
Investment for deferred compensation plan             131,195
-------------------------------------------------------------
Collateral for securities loaned                  128,509,600
-------------------------------------------------------------
Other assets                                          243,775
=============================================================
    Total assets                                7,262,807,723
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            31,291,772
-------------------------------------------------------------
  Fund shares reacquired                           12,232,236
-------------------------------------------------------------
  Deferred compensation plan                          131,195
-------------------------------------------------------------
  Collateral upon return of securities loaned     128,509,600
-------------------------------------------------------------
Accrued administrative services fees                   54,353
-------------------------------------------------------------
Accrued distribution fees                           3,642,768
-------------------------------------------------------------
Accrued trustees' fees                                  3,447
=============================================================
    Total liabilities                             175,865,371
=============================================================
Net assets applicable to shares outstanding    $7,086,942,352
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $4,365,528,382
_____________________________________________________________
=============================================================
Class B                                        $2,375,592,181
_____________________________________________________________
=============================================================
Class C                                        $  343,405,192
_____________________________________________________________
=============================================================
Institutional Class                            $    2,416,597
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           330,219,117
_____________________________________________________________
=============================================================
Class B                                           184,123,341
_____________________________________________________________
=============================================================
Class C                                            26,540,387
_____________________________________________________________
=============================================================
Institutional Class                                   179,708
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        13.22
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.22 divided by
      94.50%)                                  $        13.99
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        12.90
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        12.94
_____________________________________________________________
=============================================================
Institutional Class
  Net asset value offering and redemption
    price per share                            $        13.45
_____________________________________________________________
=============================================================

* At April 30, 2001, securities with an aggregate market value of $139,645,592 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $153,924)                                   $    25,119,108
-------------------------------------------------------------
Dividends from affiliated money market funds        8,025,031
-------------------------------------------------------------
Interest                                            4,071,586
-------------------------------------------------------------
Security lending income                               239,459
=============================================================
    Total investment income                        37,455,184
=============================================================

EXPENSES:

Advisory fees                                      24,275,085
-------------------------------------------------------------
Administrative services fees                          201,632
-------------------------------------------------------------
Custodian fees                                         99,090
-------------------------------------------------------------
Distribution fees -- Class A                        7,148,804
-------------------------------------------------------------
Distribution fees -- Class B                       12,867,893
-------------------------------------------------------------
Distribution fees -- Class C                        1,815,326
-------------------------------------------------------------
Transfer agent fees -- Class A                      3,180,885
-------------------------------------------------------------
Transfer agent fees -- Class B                      1,721,193
-------------------------------------------------------------
Transfer agent fees -- Class C                        242,816
-------------------------------------------------------------
Transfer agent fees -- Institutional Class                199
-------------------------------------------------------------
Trustees' fees                                         21,149
-------------------------------------------------------------
Other                                               1,225,463
=============================================================
    Total expenses                                 52,799,535
=============================================================
Less: Fees waived                                    (345,933)
-------------------------------------------------------------
    Expenses paid indirectly                          (99,516)
=============================================================
    Net expenses                                   52,354,086
=============================================================
Net investment income (loss)                      (14,898,902)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (659,266,633)
-------------------------------------------------------------
  Option contracts written                          2,143,751
=============================================================
                                                 (657,122,882)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (1,466,916,840)
-------------------------------------------------------------
  Foreign currencies                                   11,579
=============================================================
                                               (1,466,905,261)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts      (2,124,028,143)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(2,138,927,045)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
 8

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                 APRIL 30,        OCTOBER 31,
                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (14,898,902)   $  (40,843,340)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                             (657,122,882)      471,954,499
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (1,466,905,261)      506,889,736
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (2,138,927,045)      938,000,895
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (282,257,026)     (388,576,691)
-----------------------------------------------------------------------------------------------
  Class B                                                        (155,150,188)     (178,887,093)
-----------------------------------------------------------------------------------------------
  Class C                                                         (21,295,654)      (12,095,934)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                (157,658)       (5,231,737)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         163,262,251       584,181,510
-----------------------------------------------------------------------------------------------
  Class B                                                         162,155,734       797,259,785
-----------------------------------------------------------------------------------------------
  Class C                                                          52,667,722       277,016,670
-----------------------------------------------------------------------------------------------
  Institutional Class                                                  58,907       (65,767,394)
===============================================================================================
    Net increase (decrease) in net assets                      (2,219,642,957)    1,945,900,011
===============================================================================================

NET ASSETS:

  Beginning of period                                           9,306,585,309     7,360,685,298
===============================================================================================
  End of period                                               $ 7,086,942,352    $9,306,585,309
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 6,464,993,526    $6,086,848,912
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (15,164,466)         (265,564)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                              (684,263,260)      431,720,148
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          1,321,376,552     2,788,281,813
===============================================================================================
                                                              $ 7,086,942,352    $9,306,585,309
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the six months ended April 30, 2001, AIM waived fees of $345,933. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $201,632 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $3,403,112 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $7,148,804, $12,867,893 and $1,815,326,
respectively, as compensation under the Plans. AIM Distributors received commissions of $973,560 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $115,008 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $6,625 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $90,124 and reductions in custodian fees of $9,392 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $99,516.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At April 30, 2001, securities with an aggregate value of $139,645,592 were on loan to brokers. The loans were secured by cash collateral of $128,509,600 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended April 30, 2001, the Fund received fees of $239,459 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $2,772,656,806 and $2,520,565,506, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,688,679,997
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (389,756,749)
==========================================================
Net unrealized appreciation of investment
  securities                                $1,298,923,248
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $5,761,211,058.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of period                     --     $        --
----------------------------------------------------------
Written                             15,000       3,870,757
----------------------------------------------------------
Closed                             (15,000)     (3,870,757)
==========================================================
End of period                           --     $        --
__________________________________________________________
==========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                     APRIL 30, 2001                 OCTOBER 31, 2000
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      25,014,146    $ 365,305,688     57,178,653    $1,066,455,209
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      17,465,642      251,280,576     53,229,017       974,381,372
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       5,708,400       83,204,038     16,418,781       302,161,441
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              20,416          309,274        579,610        10,786,891
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      17,611,581      266,615,880     21,344,032       366,468,078
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,886,883      146,422,617      9,983,505       169,088,645
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,369,537       20,351,345        672,773        11,427,814
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --               --        294,477         5,109,184
===========================================================================================================================
Reacquired:
  Class A                                                     (33,483,296)    (468,659,317)   (45,774,876)     (848,741,777)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (17,544,685)    (235,547,459)   (18,927,570)     (346,210,232)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,777,110)     (50,887,661)    (1,991,214)      (36,572,585)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (17,177)        (250,367)    (4,553,078)      (81,663,469)
===========================================================================================================================
                                                               22,254,337    $ 378,144,614     88,454,110    $1,592,690,571
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                             YEAR ENDED OCTOBER 31,
                                                 APRIL 30,     ------------------------------------------------------------------
                                                    2001        2000(a)         1999          1998          1997          1996
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period             $   18.07     $    17.16    $    13.32    $    13.41    $    11.19    $    10.63
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.01)         (0.04)         0.02          0.12          0.10          0.19
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (3.96)          2.30          4.39          1.23          2.91          1.43
=================================================================================================================================
    Total from investment operations                 (3.97)          2.26          4.41          1.35          3.01          1.62
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  --             --         (0.03)        (0.10)        (0.12)        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              (0.88)         (1.35)        (0.54)        (1.34)        (0.67)        (0.90)
=================================================================================================================================
    Total distributions                              (0.88)         (1.35)        (0.57)        (1.44)        (0.79)        (1.06)
=================================================================================================================================
Net asset value, end of period                  $    13.22     $    18.07    $    17.16    $    13.32    $    13.41    $    11.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     (22.59)%        13.60%        34.05%        11.20%        28.57%        16.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $4,365,528     $5,801,869    $4,948,666    $3,706,938    $3,466,912    $2,647,208
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    1.09%(c)       1.06%         1.05%         1.08%         1.09%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 1.10%(c)       1.08%         1.07%         1.10%         1.10%         1.12%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (0.11)%(c)     (0.20)%        0.11%         0.95%         0.79%         1.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 33%            80%          107%          154%          170%          164%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,805,365,743.

                                                                                     CLASS B
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                             YEAR ENDED OCTOBER 31,
                                                 APRIL 30,     ------------------------------------------------------------------
                                                    2001        2000(a)         1999          1998          1997          1996
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    17.72     $    16.97    $    13.24    $    13.37    $    11.18    $    10.62
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.06)         (0.17)        (0.10)         0.02          0.01          0.10
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (3.88)          2.27          4.37          1.22          2.89          1.45
=================================================================================================================================
    Total from investment operations                 (3.94)          2.10          4.27          1.24          2.90          1.55
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  --             --            --         (0.03)        (0.04)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              (0.88)         (1.35)        (0.54)        (1.34)        (0.67)        (0.90)
=================================================================================================================================
    Total distributions                              (0.88)         (1.35)        (0.54)        (1.37)        (0.71)        (0.99)
=================================================================================================================================
Net asset value, end of period                  $    12.90     $    17.72    $    16.97    $    13.24    $    13.37    $    11.18
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     (22.88)%        12.76%        33.06%        10.33%        27.54%        15.90%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $2,375,592     $3,088,611    $2,206,752    $1,408,687    $1,056,094    $  515,672
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    1.79%(c)       1.80%         1.80%         1.84%         1.85%         1.94%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 1.80%(c)       1.82%         1.82%         1.86%         1.86%         1.94%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (0.81)%(c)     (0.94)%       (0.64)%        0.19%         0.03%         0.99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 33%            80%          107%          154%          170%          164%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,594,906,630.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                                               AUGUST 4, 1997
                                                              SIX MONTHS                                        (DATE SALES
                                                                ENDED           YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                              APRIL 30,     -------------------------------     OCTOBER 31,
                                                                 2001       2000(a)       1999       1998           1997
                                                              ----------    --------    --------    -------    --------------
Net asset value, beginning of period                           $  17.77     $  17.01    $  13.27    $ 13.39        $13.86
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)       (0.17)      (0.09)      0.02            --
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (3.89)        2.28        4.37       1.23         (0.45)
=============================================================================================================================
    Total from investment operations                              (3.95)        2.11        4.28       1.25         (0.45)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                               --           --          --      (0.03)           --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.88)       (1.35)      (0.54)     (1.34)        (0.02)
=============================================================================================================================
    Total distributions                                           (0.88)       (1.35)      (0.54)     (1.37)        (0.02)
=============================================================================================================================
Net asset value, end of period                                 $  12.94     $  17.77    $  17.01    $ 13.27        $13.39
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  (22.87)%      12.78%      33.06%     10.39%        (3.24)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $343,405     $412,872    $138,467    $37,846        $5,669
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.79%(c)     1.80%       1.80%      1.84%         1.82%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.80%(c)     1.82%       1.82%      1.86%         1.83%(d)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.81)%(c)   (0.94)%     (0.64)%     0.19%         0.06%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                              33%          80%        107%       154%          170%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $366,074,060.
(d)  Annualized.

NOTE 11-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                              OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                        11 Greenway Plaza
Chairman, President and                        President                               Suite 100
Chief Executive Officer                                                                Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Senior Vice President and Secretary     INVESTMENT ADVISOR
Bruce L. Crockett
Director                                       Gary T. Crum                            A I M Advisors, Inc.
ACE Limited;                                   Senior Vice President                   11 Greenway Plaza
Formerly Director, President, and                                                      Suite 100
Chief Executive Officer                        Edgar M. Larsen                         Houston, TX 77046
COMSAT Corporation                             Vice President
                                                                                       SUB-ADVISOR
Owen Daly II                                   Dana R. Sutton
Formerly Director                              Vice President and Treasurer            A I M Capital Management, Inc.
Cortland Trust Inc.                                                                    11 Greenway Plaza
                                               Jim A. Coppedge                         Suite 100
Albert R. Dowden                               Assistant Secretary                     Houston, TX 77046
Chairman of the Board of Directors,
The Cortland Trust and DHJ Media, Inc.; and    Melville B. Cox                         TRANSFER AGENT
Director, Magellan Insurance Company,          Vice President
Formerly Director, President and                                                       A I M Fund Services, Inc.
Chief Executive Officer,                       Mary J. Benson                          P.O. Box 4739
Volvo Group North America, Inc.; and           Assistant Vice President and            Houston, TX 77210-4739
Senior Vice President, AB Volvo                Assistant Treasurer
                                                                                       CUSTODIAN
Edward K. Dunn Jr.                             Sheri Steward Morris
Chairman, Mercantile Mortgage Corp.;           Assistant Vice President and            State Street Bank and Trust Company
Formerly Vice Chairman and President,          Assistant Treasurer                     225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and                                               Boston, MA 02110
President, Mercantile Bankshares               Juan E. Cabrera, Jr.
                                               Assistant Secretary                     COUNSEL TO THE FUND
Jack M. Fields
Chief Executive Officer                        Renee A. Friedli                        Ballard Spahr
Twenty First Century, Inc.;                    Assistant Secretary                     Andrews & Ingersoll, LLP
Formerly Member                                                                        1735 Market Street
of the U.S. House of Representatives           P. Michelle Grace                       Philadelphia, PA 19103
                                               Assistant Secretary
Carl Frischling                                                                        COUNSEL TO THE TRUSTEES
Partner                                        John H. Lively
Kramer, Levin, Naftalis & Frankel LLP          Assistant Secretary                     Kramer, Levin, Naftalis & Frankel LLP
                                                                                       919 Third Avenue
Prema Mathai-Davis                             Nancy L. Martin                         New York, NY 10022
Formerly Chief Executive Officer,              Assistant Secretary
YWCA of the U.S.A.                                                                     DISTRIBUTOR
                                               Ofelia M. Mayo
Lewis F. Pennock                               Assistant Secretary                     A I M Distributors, Inc.
Partner                                                                                11 Greenway Plaza
Pennock & Cooper                               Lisa A. Moss                            Suite 100
                                               Assistant Secretary                     Houston, TX 77046
Louis S. Sklar
Executive Vice President                       Kathleen J. Pflueger
Hines Interests                                Assistant Secretary
Limited Partnership
                                               Stephen R. Rimes
                                               Assistant Secretary

                                               Timothy D. Yang
                                               Assistant Secretary

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

                                  EQUITY FUNDS


     DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS

        MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Small Cap Opportunities(1)               AIM Latin American Growth
AIM Mid Cap Opportunities(1)                 AIM Developing Markets
AIM Large Cap Opportunities(2)               AIM European Small Company
AIM Emerging Growth                          AIM Asian Growth
AIM Small Cap Growth(1)                      AIM Japan Growth
AIM Aggressive Growth                        AIM International Emerging Growth
AIM Mid Cap Growth                           AIM European Development
AIM Small Cap Equity                         AIM Euroland Growth
AIM Capital Development                      AIM Global Aggressive Growth
AIM Constellation                            AIM International Equity
AIM Dent Demographic Trends                  AIM Advisor International Value
AIM Select Growth                            AIM Worldwide Spectrum
AIM Large Cap Growth                         AIM Global Trends
AIM Weingarten                               AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                       MORE CONSERVATIVE
AIM Charter
AIM Value                                          SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                      MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                                 AIM New Technology
AIM Advisor Flex                             AIM Global Telecommunications and Technology
                                             AIM Global Infrastructure
      MORE CONSERVATIVE                      AIM Global Resources
                                             AIM Global Financial Services
                                             AIM Global Health Care
                                             AIM Global Consumer Products and Services
                                             AIM Advisor Real Estate
                                             AIM Global Utilities

                                                     MORE CONSERVATIVE
                              FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Tax-Exempt Bond of Connecticut
AIM High Yield                               AIM Municipal Bond
AIM Income                                   AIM Tax-Free Intermediate
AIM Global Income                            AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                          MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, Aim considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The Aim Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one Aim fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)Aim Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $154 billion in assets for nine million shareholders, including individual investors, corporate clients and financial institutions, as of March 31, 2001.
    The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the eighth-largest mutual fund complex in the United States in assets under management, according to Strategic insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCP PLC, one of the world's largest independent financial services companies with $370 billion in assets under management as of March 31, 2001.

[DALBAR AWARDS LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       CHT-SAR-1
A I M Distributors, Inc.